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                             CONSENT OF JESSE FABER


                  I consent to the reference to me as a person to be appointed a Director of Audio Book Club, Inc. under the caption
"Management" in the Prospectus included in the Registration
Statement on Form SB-2 of Audio Book Club, Inc.



                                                     /s/ Jesse Faber
                                                     --------------------
                                                     Jesse Faber

New York, New York
June 25, 1997